Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Grant Practices Specific to Stock Options. We do not currently grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock.